Listing Report:Supplement No. 1 dated Dec 20, 2010 to Prospectus dated Dec 20, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Dec 20, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Dec 20, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 257618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	7 days
		Estimated loss*:	14.20%
Term:	36 months

Lender yield:	31.20%	Borrower rate/APR:	32.20% / 35.86%	Monthly payment:	$131.00

Lender servicing fee:	1.00%	Effective Yield*:	29.77%
		Estimated return*:	15.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1990	Debt/Income ratio:	32%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,957	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	29	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	muggins99	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to? pay off medical expenses and credit card debt due to the passing of my wife last year? I am employed at a 4 diamond hotel as the hotels Concierge.? I inter-act with people on a daily basis.

My financial situation:
I am a good candidate for this loan because? I have a steady job and my DTI ratio is inflated beacuse of the debt I am carrying

Monthly net income: $ 4600.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$1,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	36.60%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 41.35%	Monthly payment:	$45.24

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	-4.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	6 / 4	Length of status:	2y 4m
Amount delinquent:	$347	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,424	Stated income:	$1-$24,999
Delinquencies in last 7y:	9	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	dedication-youngster	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan:
This loan will be used to?purchase a mobile home for my brother.?

My financial situation:
I am a good candidate for this loan because?I have excellent stability ,work?ethic my day care business has increased. My new business venture is promising . Do it yourself weddings DIY provides a service to save money on weddings by providing linen rentals china and silverware. offering options on rental items ie. chocolate fountain, punch fountain?, cand jars etc.......... average wedding party is approximately 100 people.expenses: $ e
??Housing: $?2236
??Insurance: $? 85
??Car expenses: $ 0
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 600.00
??Other expenses: $ 3500 attorney fee
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	7 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$84.36

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1995	Debt/Income ratio:	18%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	18y 9m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$35,175	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	principal-guru3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payments
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	7 days
		Estimated loss*:	14.20%
Term:	36 months

Lender yield:	31.20%	Borrower rate/APR:	32.20% / 35.86%	Monthly payment:	$327.49

Lender servicing fee:	1.00%	Effective Yield*:	29.77%
		Estimated return*:	15.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1986	Debt/Income ratio:	37%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	17 / 16	Length of status:	2y 11m
Amount delinquent:	$520	Total credit lines:	66	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,643	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	generosity-mongoose464	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Retired Navy Paying off bills
Purpose of loan:
This loan will be used to pay off several loans/credit cards.

My financial situation:
I am a good candidate for this loan because i have my Navy retirement and my Pay from my job. I am an honest person and do pay my bills.

Monthly net income: $ 7900

Monthly expenses: $
??Housing: $ 1050????
??Insurance: $
??Car expenses: $ 700
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$1,500.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	36.60%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 39.15%	Monthly payment:	$67.85

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	-4.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1997	Debt/Income ratio:	31%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	10y 0m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,068	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	goal-wealth514	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off payday loans
Purpose of loan:
This loan will be used to? pay off payday loans

My financial situation:
I am a good candidate for this loan because? I have steady income, full time job, parttime job plus wife's income????

Monthly net income: $ 3270.00 includes wife????????????

Monthly expenses: $
??Housing: $ 1448????
??Insurance: $ 125
??Car expenses: $ 125
??Utilities: $ 575
??Phone, cable, internet: $?incl
??Food, entertainment: $ 200
??Clothing, household expenses $ incl
??Credit cards and other loans: $ 200
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$1,750.00	Prosper Rating:	B	Listing Duration:	7 days
		Estimated loss*:	5.95%
Term:	12 months

Lender yield:	12.40%	Borrower rate/APR:	13.40% / 21.83%	Monthly payment:	$156.63

Lender servicing fee:	1.00%	Effective Yield*:	12.19%
		Estimated return*:	6.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2000	Debt/Income ratio:	24%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,452	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	hopeful-felicity2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? to payoff the last of my credit card debt

My financial situation:
I am a good candidate for this loan because? i stay up to date on all loan payments, and am trying to start my 30's debt free (credit card debt)

Monthly net income: $ 3,400

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 0
??Car expenses: $ 150 (subway)
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1200 (student loan repayments)
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$1,500.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	18.30%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 39.15%	Monthly payment:	$67.85

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	13.69%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1966	Debt/Income ratio:	72%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 8	Length of status:	8y 8m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,881	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	surge637	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off 3 cards
Purpose of loan:
This loan will be used to? I will be able to pay off 3 credit cards.

My financial situation:
I am a good candidate for this loan because? I am conscious of my bills and dependable.??Small?bonus coming next month will add to this.? Paying off these cards will?decrease my monthly expenses.? I will also have my annual raise coming in March.? Goal is to be completely without?credit card payments by summer!

Monthly net income: $ 2350

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ 389
??Utilities: $ 100
??Phone, cable, internet: $ 125
??Food, entertainment: $?
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$135.71

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1991	Debt/Income ratio:	3%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	1 / 1	Length of status:	17y 8m
Amount delinquent:	$5,284	Total credit lines:	16	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	blkcld	Borrower's state:	Pennsylvania	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
repairs
Purpose of loan:
This loan will be used to? fix? windows & doors & pay taxes

My financial situation:
I am a good candidate for this loan because? getting back on our feet

Monthly net income: $ 2333.00? ( 42500.00 jointly)

Monthly expenses: $
??Housing: $ 675
??Insurance: $ 120
??Car expenses: $?125??Utilities: $ 350
??Phone, cable, internet: $ 95
??Food, entertainment: $?250??Clothing, household expenses $ 50
??Credit cards and other loans: $ 45
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$1,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	18.30%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 41.35%	Monthly payment:	$45.24

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	13.69%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-2006	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	laudable-durability9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to Help my Credit Score
Purpose of loan:
I will use this loan to improve my credit score . I don't have much credit and am looking to improve my credit score .

My financial situation:
I have no debt and close to no expense per month . I have paid off every debt I have ever had .

Monthly net income: $
? $1000- $1200
Monthly expenses: $
??Housing: $ 0?
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 65
??Food, entertainment: $ 20
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$339.27

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1994	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	11y 3m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,740	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	svandgts	Borrower's state:	California	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Preparing to buy a house
Relisting reason:
I was fully funded and the prosper verification process cancelled my listing as my mailing address was different from my current physical address. I have entered the information properly now.
My Credit Score:
Its showing as 660-679 when I have no delinquencies nor the past 7 years. Not sure why... I think it might be because one of my card with Citibank doesn't report a credit limit and therefore is always considered as maxed out. Proceeds from this loan will payoff that balance.
Also a Lender on Prosper:
I am also a lender on Proper with over 5k invested.
Purpose of loan:
This loan will be used to pay off my credit cards in order to improve my credit score in preparation of obtaining a mortgage to buy the house I live in with my two children.

My financial situation:
I am a good candidate for this loan because my income allows me to make payments when due and my credit history shows how responsible I am with my finances.

Monthly net income: $14600

Monthly expenses: $12600
??Housing: $9500
??Insurance: $200
??Car expenses: $400
??Utilities: $900
??Phone, cable, internet: $300
??Food, entertainment: $500
??Clothing, household expenses $300
??Credit cards and other loans: $300
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$339.27

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Dec-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$61,955	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	worlds-best-generosity8	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Computers for training classes
Purpose of loan:
This loan will be used to purchasing computers for training classes

My financial situation:
I am a good candidate for this loan because the loan will be paid off early?

Monthly net income: $ 8,500

Monthly expenses: $ 4,500
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$339.27

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-2004	Debt/Income ratio:	41%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,109	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	cannon886	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
Looking for a new car
Purpose of loan:
This loan will be used to? Buy a better car for the family.

My financial situation:
I am a good candidate for this loan because? I can affored monthly payments. I am just stuck with a car that needs some work done to it and getting a newer car is just a better option, that's why I am reaching out to the peer to peer lending.

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 100
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	7 days
		Estimated loss*:	14.20%
Term:	36 months

Lender yield:	31.20%	Borrower rate/APR:	32.20% / 35.86%	Monthly payment:	$174.66

Lender servicing fee:	1.00%	Effective Yield*:	29.77%
		Estimated return*:	15.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1981	Debt/Income ratio:	44%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,359	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	compassion-treaty	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? Pay off credit card

My financial situation:
I am a good candidate for this loan because? I am a goog person, who has helped others with my cc, now I need a little help.

Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $ 50
??Utilities: $ 250
??Phone, cable, internet: $ 20
??Food, entertainment: $ 60
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 475
??Other expenses: $
100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	18.30%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$180.94

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	13.69%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1992	Debt/Income ratio:	57%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,975	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	wealth-utensil	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TO HELP PAY DOWN SOME CREDIT CARDS
Purpose of loan:
TO HELP PAY DOWN SOME CREDIT CARDS TO HELP RAISE MY CREDIT SCORE TO 800 SO I CAN PURSCHASE ANOTHER PIECE OF REALESTATE FOR INCOME PROPERTY
My financial situation:
I WORK FOR THE IRS SO IM RESPONSIBLE ,ALSO I OWN A CAR DEALERSHIP THAT HAS NO LOANS SO CASH FLOW WILL COME IN SOON
Monthly net income: $ 2600.00

Monthly expenses: $ 1150.00
??Housing: $ 800.00
??Insurance: $
??Car expenses: $?0??Utilities: $ 100.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $?0??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	36.60%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$90.47

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	-4.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1999	Debt/Income ratio:	41%
Credit score:	620-639 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 9	Length of status:	0y 4m
Amount delinquent:	$234	Total credit lines:	49	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,091	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	Michelle33	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	23 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	600-619 (Nov-2009) 640-659 (May-2008) 520-539 (Feb-2007)
Principal balance:	$1,512.70	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Consolidating smaller bills
Purpose of loan:
This loan will be used to??Pay off medical bills and a legal bill

My financial situation:
I am a good candidate for this loan because? I have had two prior Prosper loans and have never been late on any payments. I would prefer to pay off the medical and legal?bills and pay interest with a loan then to not be able to pay them in full and risk them going into collection.

My employment above shows that I have been employed for four months with my current employer which is current however prior to taking this position I was employed?with another company in the same field for 9 and 1/2 years.

Monthly net income: $ 3333

Monthly expenses: $
??Housing: $ 420
??Insurance: $ 75
??Car expenses: $ 385
??Utilities: $?125
??Phone, cable, internet: $ 35
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $?585
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$1,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 41.35%	Monthly payment:	$45.24

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1997	Debt/Income ratio:	6%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	4 / 5	Length of status:	8y 1m
Amount delinquent:	$16,128	Total credit lines:	33	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$326	Stated income:	$100,000+
Delinquencies in last 7y:	65	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	cminus	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rebuilding Credit after Divorce
Purpose of loan: Rebuild credit after divorce
This loan will be used to rebuild credit

My financial situation: Single dad, telecom tech in Alaska. This year's income was $106,000.
I am a good candidate for this loan because the payment is very loan, and I am not buying anything, just trying to rebuild credit.

Monthly net income: $ 4500

Monthly expenses: $ 2500
??Housing: $1089
??Insurance: $101
??Car expenses: $390
??Utilities: $300
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$226.18

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1991	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	8y 8m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,378	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	rapid-return99	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory fo the holiday season
Purpose of loan:
This loan will be used to? replenish the inventory for the holidays sales and to repair the refrigeration unit (cold box ) which run 24/7

My financial situation:
I am a good candidate for this loan because?I will?pay $300.00 monthly inorder to pay off the loan?sooner?.? I am expecting my business to do better than the last three years.? With the economy improving my customers will be able to spend much more on their purchase on a regular basis.?

Monthly net income: $60,000??

Monthly expenses: $
??Housing: $ 2700
??Insurance: $ 185
??Car expenses: $ car?is paid ($150.00 for gas and repairs)
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 800
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	7 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$210.89

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1994	Debt/Income ratio:	4%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,122	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	first-durability-lightning	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUYING A NEW HOME
Purpose of loan:
This loan will be used to?? HELP WITH THE COSTS OF BUYING A NEW HOME.

My financial situation:
I am a good candidate for this loan because? I ALWAYS HAVE AND WILL PAY MY BILLS ON TIME. MY GREAT CREDIT DEMONSTRATES THIS.

Monthly net income: $ 4,920.00

Monthly expenses: $ 2,281.00

BREAKDOWN IS BELOW
??Housing: $ 995
??Insurance: $ 107
??Car expenses: $ 0
??Utilities: $ 89
??Phone, cable, internet: $ 40
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$180.94

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1996	Debt/Income ratio:	10%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	1 / 1	Length of status:	33y 5m
Amount delinquent:	$806	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	37	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	majestic-openness5	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
education and loan consolidation
Purpose of loan:
This loan will be used to? Pay off 1 last debt and put remainder towards education

My financial situation:
I am a good candidate for this loan because? Rebuilding credit after bad divorce,and I have few debts and guarenteed income.(federal pension)

Monthly net income: $ 4580

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 90
??Car expenses: $274
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?50
??Clothing, household expenses $?30
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	36.60%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$135.71

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	-4.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1987	Debt/Income ratio:	55%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 13	Length of status:	4y 0m
Amount delinquent:	$128	Total credit lines:	21	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,054	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	101%
		Homeownership:	No
Screen name:	truth-lyrics2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan: To pay off credit cards
This loan will be used to? To pay off credit cards that I used to pay medical bills

My financial situation:
I am a good candidate for this loan because? I am responsible and will pay the loan back.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 250
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	7 days
		Estimated loss*:	5.95%
Term:	60 months

Lender yield:	16.90%	Borrower rate/APR:	17.90% / 19.33%	Monthly payment:	$380.09

Lender servicing fee:	1.00%	Effective Yield*:	16.61%
		Estimated return*:	10.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1997	Debt/Income ratio:	6%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	2 / 1	Length of status:	2y 7m
Amount delinquent:	$1,286	Total credit lines:	17	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$943	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	wise-loot-papyrus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying house
Purpose of loan:
This loan will be used to? purchase of a house. 40k? short sale price. i will be useing 25k of my own money

My financial situation:
I am a good candidate for this loan because?? i have no debt now and this will be a small percentage of my monthly income

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 50
??Car expenses: $ 150
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$113.09

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1972	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,887	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	efficient-social	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan to grow my business
Purpose of loan:
This loan will be used to?
grow my business.
My financial situation:
I am a good candidate for this loan because? I am determined to succeed and I dedicate myself to repaying my bills

Monthly net income: $ 2500

Monthly expenses: $ 2000
??Housing: $ 1221
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $120
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	7 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$126.53

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1991	Debt/Income ratio:	7%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$287	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	26	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	bountiful-asset1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing home after flood
Purpose of loan:
This loan will be used to finish repairing my home after a flood.? The insurance company did not provide enough money to cover all repairs.
My financial situation:
Is stable.? I am gainfully employed

I am a good candidate for this loan because I am able to make my monthly payments on time and will be able to pay the loan off in?less than 3 years.? ?

Monthly net income: $ 4,900.00

Monthly expenses: $
??Housing: $ 1,983.00
??Insurance: $ 200.00
??Car expenses: $ 300.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 50.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,400.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$153.80

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-2004	Debt/Income ratio:	57%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,132	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	commitment-puppy	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,100.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2010) 680-699 (Nov-2009)
Principal balance:	$2,533.36	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Responsible Prosper Borrower
Purpose of loan:
I have found Prosper to be extremely helpful in meeting the needs of my wife & I after the loss of our baby.? This means that I can also make on time payments.? The use of this money will be to pay off a doctor bill and to help pay for my wife's schooling while in graduate school.

My financial situation:
I am a good candidate for this loan because I have been very satisfied with the services of Prosper with a loan that I received earlier this year.? I have never missed a payment, which shows that I am a responsible borrower and serious about my payments being on time.? The reson I would like to apply for this loan is because I am even more financially stable now than I was with my first loan with Prosper.?This loan would help things out even more for my and my wife.?

Monthly net income: $?3,042.62 -?4,068.12 (depending upon monthly overtime & holiday pay)

Monthly expenses: $
??Housing: $ 687.00
??Insurance: $ 220.00
??Car expenses: $ 420.00
??Utilities: $ 110.00
??Phone, cable, internet: $? 130.00
??Food, entertainment: $ 290.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 588.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.30%
Term:	36 months

Lender yield:	6.65%	Borrower rate/APR:	7.65% / 7.99%	Monthly payment:	$155.88

Lender servicing fee:	1.00%	Effective Yield*:	6.65%
		Estimated return*:	5.35%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1999	Debt/Income ratio:	5%
Credit score:	800-819 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,425	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	d3v0t3d	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	800-819 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	800-819 (Oct-2010) 780-799 (May-2008)
Principal balance:	$716.82	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Portrait of a Pen Signing Documents
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.20%
Term:	36 months

Lender yield:	31.20%	Borrower rate/APR:	32.20% / 35.86%	Monthly payment:	$87.33

Lender servicing fee:	1.00%	Effective Yield*:	29.77%
		Estimated return*:	15.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1988	Debt/Income ratio:	3%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	enriched-ore1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off christmas trip
Purpose of loan:
This loan will be used to pay for a Christmas trip to WA ?

My financial situation:
I am a good candidate for this loan because I pay all my bills on time?

Monthly net income: $$6500

Monthly expenses: $
??Housing: $ 1350????????
??Insurance: $ 100
??Car expenses: $ 50
??Utilities: $100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $30
??Credit cards and other loans: $ 150
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.80%
Term:	36 months

Lender yield:	26.75%	Borrower rate/APR:	27.75% / 31.31%	Monthly payment:	$206.14

Lender servicing fee:	1.00%	Effective Yield*:	26.08%
		Estimated return*:	16.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1996	Debt/Income ratio:	11%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 3	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,198	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	MalibuSun	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 97% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	1 ( 3% )	700-719 (Mar-2008)
Principal balance:	$418.24	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
Car Repairs and Credit Card Payoff
Purpose of loan:
This loan will be used to payoff credit card balances, to help with car repairs,?and?for?general expenses.

My financial situation:
I am a good candidate for this loan because I am responsible and will pay it back. My history with Prosper is great. I've had one loan outstanding for over 2 years and have not missed a payment. I currently reside with family which is why my monthly expenses are low.? $400 per month inlcudes rent and utilities.

Monthly net income: $ 2,900

Monthly expenses: $ 897
??Housing: $ 400
??Insurance: $
??Car expenses: $ 50
??Utilities: $
??Phone, cable, internet: $ 45
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 102
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$126.53

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2000	Debt/Income ratio:	8%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Skilled Labor
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	benefit-scrutinzer	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
building credit and fixing vehicles
Purpose of loan:
This loan will be used to fix my vehicles to be able to provide safe transportation for my family as well as to help with christmas expenses and credit scores.

My financial situation:
I am a good candidate for this loan because i?have the income to provide monthly payments and i am looking to increase my credit score to a mu ch higher rating.?

Monthly net income: $ approx. $4000.00

Monthly expenses: $
??Housing: $ 575.00
??Insurance: $ 120.00
??Car expenses: $ 275.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 113.00
??Food, entertainment: $ 300.00+
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $100.00
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 17.07%	Monthly payment:	$121.16

Lender servicing fee:	1.00%	Effective Yield*:	13.67%
		Estimated return*:	7.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-2001	Debt/Income ratio:	13%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,660	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	thrifty-investment7	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bathroom upgrade
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.80%
Term:	36 months

Lender yield:	26.75%	Borrower rate/APR:	27.75% / 31.31%	Monthly payment:	$185.53

Lender servicing fee:	1.00%	Effective Yield*:	26.08%
		Estimated return*:	16.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1979	Debt/Income ratio:	33%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	56 / 45	Length of status:	10y 6m
Amount delinquent:	$0	Total credit lines:	73	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,203	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	nrmiokovic	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,600.00	< 31 days late:	0 ( 0% )	600-619 (Jan-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Attic insulation, windows, counters
Purpose of loan:
This loan will be used to better insulate the attic, install new counter tops in the kitchen and to replace old drafty windows. I expect to save at least $75 a month in energy costs with the insulation and windows

My financial situation:
I am a good candidate for this loan because I do have the income to pay this loan. I've never been late on any of my credit obligations and my job is secure.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1380
??Insurance: $ 35
??Car expenses: $ 0 (car is paid off)
??Utilities: $ 276
??Phone, cable, internet: $ 160
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 2500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.50%
Term:	36 months

Lender yield:	9.95%	Borrower rate/APR:	10.95% / 13.07%	Monthly payment:	$490.73

Lender servicing fee:	1.00%	Effective Yield*:	9.92%
		Estimated return*:	6.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1996	Debt/Income ratio:	16%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	8y 6m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,773	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	ctcurtis	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
I am paying off credit cards that I aquired in a divorce.? It is my goal to pay off these debt and be debt free in 3 years - the lower interest rate at prosper will help.

My financial situation:
I am a good candidate for this loan because I have?steady job where a bad credit report may hurt my employment.?? I have completed my divorce, so I have paid all the legal fees and am ready to move ahead in mylife.? I have no past due accounts - and try to keep all of them in good standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,300.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.20%
Term:	36 months

Lender yield:	31.20%	Borrower rate/APR:	32.20% / 35.86%	Monthly payment:	$100.43

Lender servicing fee:	1.00%	Effective Yield*:	29.77%
		Estimated return*:	15.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1998	Debt/Income ratio:	47%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	11y 1m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,372	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	rascal780	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Confidential Loan to make a payoff
Purpose of loan:
This loan will be used to??? Pay off a confidential debt?with a verified consumer on credit bureau.? These funds were taken from this bank and I would like to have the funds replaced and become established here at Prosper so in the future I can build my rating and borow money at a lter date for a livestock venture.

My financial situation:
I am a good candidate for this loan because? My credit rating is great and I pay all payments on time and never been late on anything in over 10 years as you can see on bureau.??So whomever takes the investment on my loan can be secure and even though it will be setup for 3 years I have all intentions of possibly paying off quickly.? You will later see that I obtained this loan and I was legitimate about what I said and would have been comfortable investing in this.? We all get in some tight spots and I just need to pay off this lender and this will also get a chance to be establshed here. I can verify the lender and the amount. I can obtain credit at other places but this is to set me up for a confidential startup venture in the future?of livestock. I just want to get this paid off before I?go further and do it discreetly. I been on the job for 10 years and am in great standing financially....I just need some discreet funds, that is my entire purpose.

Monthly net income: $ 1900.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 17.07%	Monthly payment:	$173.08

Lender servicing fee:	1.00%	Effective Yield*:	13.67%
		Estimated return*:	7.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1982	Debt/Income ratio:	17%
Credit score:	760-779 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	15y 11m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,014	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	human238	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping family through hardship
Purpose of loan:
This loan will be used to assist my daughter through a recent hardship. She has 6 children and works very hard at her job. She does her best to provide for her children. She is needing assistance to look into renting a new home, as her current home is being put up for sale. I would like to help her in anyway I can. The search for a new home can be very difficult and expensive if you don't have the money upfront at the time a property beiomes available.

My financial situation:
I am a good candidate for this loan because I do not have very many expenses and my credit rating shows that I am worthy of paying the loan back without any problems.

Monthly net income: $ 1061

Monthly expenses: $560
??Housing: $ 0
Insurance: $ 0
??Car expenses: $0
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 250
??Clothing, household expenses $ 60
??Credit cards and other loans: $40
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	7 days
		Estimated loss*:	3.25%
Term:	36 months

Lender yield:	9.55%	Borrower rate/APR:	10.55% / 12.66%	Monthly payment:	$195.16

Lender servicing fee:	1.00%	Effective Yield*:	9.52%
		Estimated return*:	6.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1991	Debt/Income ratio:	18%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,819	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	havastat	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	740-759 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Debt consolidation
Purpose of loan:
Consolidate credit card and credit union debt.

My financial situation:
I am a good candidate for this loan because I have previously paid a Prosper loan in full. I have a high credit score, a high-paying professional job, a very low debt-to-income ratio, and good bankcard utilization, I save more than $1000/month in my 401K and have savings I could tap in an emergency.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	7 days
		Estimated loss*:	3.50%
Term:	36 months

Lender yield:	9.95%	Borrower rate/APR:	10.95% / 13.07%	Monthly payment:	$490.73

Lender servicing fee:	1.00%	Effective Yield*:	9.92%
		Estimated return*:	6.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1997	Debt/Income ratio:	8%
Credit score:	800-819 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$91	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	velvetsmog	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Nuking the 2nd mortgage
Purpose of loan:This loan will be used to pay down our 2nd mortgage, which we got when we had worse credit. That mortgage is a 15-year 9% balloon that has $40k left maturing in 2021. We have been paying down aggressively with a portion of our excess. We figure if we are going to pay that kind of interest rate, we would rather give it to our Prosper friends than to a bank.My financial situation:I am a good candidate for this loan because my partner and I have stable employment that brings in a significant amount of income and have had no derogatory items in years. Over the last 3 years, we have paid down nearly $30k in credit card debt and have $50k in the bank now, serving as our emergency fund. I take my debts seriously and, as an investor here on Propser, know this is all of your hard-earned money at stake.Our joint 2011 income/expenses per month (estimated liberally):Gross income: $19,827
Retirement and HSA savings: $3,486
Taxes: $5,051
Take home income: $11,290

Mortgage (first and second): $2,239
Property tax: $294
Homeowners insurance: $50
Internet: $80
Electricity: $78
Water: $65
Mobile phone: $206
Auto fuel: $90
Car maintenance fund: $70
Parking: $17
Emergency road service: $18
Car insurance: $163
Life insurance: $48
Student loan payment: $94
Vet bills + dog food + meds: $250
Groceries: $400
Dinner out: $300
Lunches out $150
Video rentals: $38
Computer expenses and savings: $151
Birthday gifts: $178
Christmas gifts: $200
Vacations: $303
Donations: $232
Health club: $88
Website hosting: $54
Hair: $42
Dry cleaning: $15
Tickets to shows: $42
Expenses overage "buffer": $500
Total expenses: $6,455

Excess per month: $4,835
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$339.27

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-2001	Debt/Income ratio:	23%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,183	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	Yes
Screen name:	thrifty-felicity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Emergency
Purpose of loan:
This loan will be used to help our family in emergent need.?

My financial situation:
I am a good candidate for this loan because I have?excellent repayment ability.??I have been an RN for 18 years, working at two hospitals?with?very good pay rates.? The above noted length of status reflects the start date for only one of the hospitals.? I have been employed by the other hospital for 12 years.? ?

Monthly net income: $ 6000.00

Monthly expenses: $
??Housing: $ 1250.00
??Insurance: $ 50.00
??Car expenses: $ 550.00
??Utilities: $200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $250.00?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	7 days
		Estimated loss*:	9.80%
Term:	36 months

Lender yield:	26.75%	Borrower rate/APR:	27.75% / 31.31%	Monthly payment:	$309.21

Lender servicing fee:	1.00%	Effective Yield*:	26.08%
		Estimated return*:	16.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1967	Debt/Income ratio:	6%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$74,241	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	No
Screen name:	Co-Papa	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	720-739 (Apr-2010)
Principal balance:	$4,248.85	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Money Needed for Autistic Therapy
Purpose of loan:
This loan will be used to help fund therapy for my Autistic Grandson.? He is making great strides and is now being readied to be moved into a mainstream class and this therapy will help him continue to make progress.

My financial situation:
I am a good candidate for this loan because I have demonstrated the ability to pay in the past

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 50
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 168
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	36.60%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$339.27

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	-4.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	10y 6m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,916	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	magnetic-market5	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$226.18

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	1y 8m
Amount delinquent:	$5,459	Total credit lines:	25	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,153	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	Navylenders	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Central A/C replacement
Purpose of loan:
This loan will be used to repair or possibility replace a broken central A/C unit at our rental property in Hawaii.? This property is rented to long term tenants and is cash flow positive.

My financial situation:
I am a good candidate for this loan because we have steady income with my husband being in the Navy and my extra income as a licensed realtor.? Average commission check for me per transaction is $7000 to $9000.

Monthly net income: $ 6000 (husband + me)

Monthly expenses: $ 5768
??Housing: $ 2000
??Insurance: $ 100
??Car expenses: $ 340?
??Utilities: $ 68
??Phone, cable, internet: $ 110
??Food, entertainment: $ 300
??Clothing, household expenses $ 300?
??Credit cards and other loans: $ 2000????
??Other expenses: $ 550
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	18.30%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$339.27

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	13.69%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 5	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,965	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	sensible-value752	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business startup costs
undefinedundefinedundefined Purpose of loan:
This money will be used to help buy a dump truck and put it to work.All the work is set up for the truck and everything is in place except for the start up capitol.
My financial situation:
First of all, I pay my debts.This loan would be no exception.
Monthly net income: $ 2800

Monthly expenses: $ 1390
??Housing: $ 0
??Insurance: $ 120
??Car expenses: $ 360
??Utilities: $ 150
??Phone, cable, internet: $ 110
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	18.30%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$180.94

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	13.69%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-2006	Debt/Income ratio:	34%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,934	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	tonylyve	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2008)
Principal balance:	$507.17	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Pay Prosper loan and credit card.
Purpose of loan:
This loan will be used to pay off first prosper loan, applying 2000 to credit card, and paying off?a 850 dollar credit card. My debt to income ratio is not so high?combined with my Spouse's income, which her's?can be verified.

My financial situation:
I am a good candidate for this loan because I'm able to make this payment if it is?funded,?my wife has income of 31,000 a year, and?I do not have any history of late or missed payments.?We see the mistakes we've made in our finances and just need an oppurtunity to correct some of them. I understand I'm considered HR but I will pay this loan back as well as my other bills, I have no intentions on ruining my credit.?
Monthly net income: 2600/mine | 4200/combined with spouse?
Monthly expenses: $ 2035
??Housing: $ 625
??Insurance: $ 115
??Car expenses: $ 285
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food,entertainment:$250??????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????Clothing, household expenses $
??Credit cards and other loans: $460
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	7 days
		Estimated loss*:	1.55%
Term:	36 months

Lender yield:	7.00%	Borrower rate/APR:	8.00% / 8.34%	Monthly payment:	$783.41

Lender servicing fee:	1.00%	Effective Yield*:	7.00%
		Estimated return*:	5.45%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-1981	Debt/Income ratio:	7%
Credit score:	800-819 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$4,958	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	revenue-bigwig3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used?pay off a?loan.?

My financial situation:
I am a good candidate for this loan because I am a respected technology leader with a large firm, leading the largest segment of this business.I have been with the company over 5 years, and have been promoted 3 times.This loan will be used to clean up my already good credit rating, and I am highly motivated to take this last step in creating a completely clean credit slate.Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	18.30%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$339.27

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	13.69%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1999	Debt/Income ratio:	53%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,603	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	well-mannered-commitment5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because i pay my debts.

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 1,000
??Insurance: $?100
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $?500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$180.94

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-2008	Debt/Income ratio:	18%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$175	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	independent-money	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
Purpose of loan:
This loan will be used to buy an auto where I can get a better job.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and I can get a car like i always wanted.

Monthly net income: $
1,640 a month

Monthly expenses: $
??Housing: $ I live with my mother help around but not on a daily bases.
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 96.78 my cell phone bill monthly
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	7 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$126.53

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1995	Debt/Income ratio:	18%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$5,030	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	enriched-trade1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repair work to son car college kid
Purpose of loan:
This loan will be used to? Repair son's car in college????

My financial situation:
I am a good candidate for this loan because?? Retired from UPS, 18 years in Auto Sales????

Monthly net income: $ 6000????

Monthly expenses: $ 3000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$1,000.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 41.35%	Monthly payment:	$45.24

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-1995	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	5y 0m
Amount delinquent:	$655	Total credit lines:	14	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	seagis	Borrower's state:	Virginia	Borrower's group:	Foolish Loans
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for vehicle repairs.
Purpose of loan: I need to pay for a new (to me, anyway) engine to be installed into my 2001 Dodge Caravan.
This loan will be used to pay for the purchase and installation of a new engine. It recently developed some serious problems that resulted in our needing a new engine. Purchase of a new engine, along with labor and installation costs, totaled $1200.00. I was able to provide the garage with a $200.00 good faith payment, but I simply do not have the financial capability to pay for the remainder of the bill. I need this vehicle to get to and from work on a daily basis, as do most of you, and without it I can't do my job.

My financial situation is reasonably good. I am current on all of my financial obligations save one, and the one delinquency I have is due to a billing dispute that I am actively involved in trying to clear up. That should be corrected and paid off within the next 1 to 2 months. Other than this, though, I am current on all of my bills. My wife stays home with our 3 children, so I am the only wage-earner in our household. We do not normally have problems making ends meet, but this winter has been especially difficult for us. I work in the automobile sales field, and this has not been a good year for anyone in this field, so this additional $1200.00 has financially crippled us, especially since we have used what little savings we had to purchase gifts for our children during the holiday season (for some reason the proofreader won't let me use the proper title.)

I am a good candidate for this loan because I have a stable work history (5 years with the same employer) and can easily afford the $45-60 per month this loan would obligate me to. Additionally, I plan on paying off the balance of the loan in its entirety with my federal tax refund in February. This will be the dictionary definition of "short-term loan."

Monthly net income: $2500.00

Monthly expenses: Approximately $2200.00, broken down as follows:
??Housing: $800.00
??Insurance: $85.00
??Car expenses: $280.00
??Utilities: $200.00
??Phone, cable, internet: $150.00
??Food, entertainment: $500.00
??Clothing, household expenses $200.00
??Credit cards and other loans: N/A
??Other expenses: N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	7 days
		Estimated loss*:	14.20%
Term:	36 months

Lender yield:	31.20%	Borrower rate/APR:	32.20% / 35.86%	Monthly payment:	$327.49

Lender servicing fee:	1.00%	Effective Yield*:	29.77%
		Estimated return*:	15.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1997	Debt/Income ratio:	46%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	8	Current / open credit lines:	6 / 6	Length of status:	5y 6m
Amount delinquent:	$8,721	Total credit lines:	20	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,513	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	mystical-bill9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Will marry soon, need extra money..
Purpose of loan:
This loan will be used t0 help pay for my wedding on January 15th, 2011.

My financial situation:
I am a good candidate for this loan because I have a great/stable job that pays well and I haven't been delinquent on any loans/credit in last 3-4 years (maybe more). Though my score may not be the best, I fully intend to pay off this loan because it's for my wedding and I don't want to be in debt because of my wedding. I'm absolutely in love with my fiance and want I to make our wedding day very special for her. I want to make her dreams to become reality. Unfortunately the wedding is coming up fast and we weren't able to save up quite as much as we thought we could and this is really our last chance to make up the money required. With some unexpected expenses and the budget getting higher than we thought, we could really use the help that a Prosper loan can give us... hopefully it funds sooner than later because we really need the money at the moment. Thanks so much!

Monthly net income: $4600

Monthly expenses: $2779
??Housing: $840
??Insurance: $88
??Car expenses: $571
??Utilities: $110
??Phone, cable, internet: $320
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $200
??Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$1,200.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 40.24%	Monthly payment:	$54.28

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1974	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	27 / 16	Length of status:	36y 11m
Amount delinquent:	$0	Total credit lines:	79	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,020	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	unequaled-diversification2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repair our car
Purpose of loan:
This loan will be used to? repair car with tires and engine

My financial situation:
I am a good candidate for this loan because?I am an honest person and will pay the loan.? I have paid in the past and need some help at this time?

Monthly net income: $ 2900.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150.00
??Car expenses: $?450.00
??Utilities: $ 180.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $?200.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	18.30%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$113.09

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	13.69%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1983	Debt/Income ratio:	5%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	15	Current / open credit lines:	4 / 3	Length of status:	16y 4m
Amount delinquent:	$18,436	Total credit lines:	29	Occupation:	Administrative Assi...
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$198	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	38	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	cheyson	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Issues - Answer A Prayer
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
An immediate issue has come into play.? It needs to be resolved within a month.? I spent 9 months on disability due to colitis, heart and other medical issues for which I still under doctors care.? I went back to work 9 months ago and am in a financial down fall because of medical.? I am trying to get myself back together and get back on my feet.? I have a 15 year old daughter and am separated.? I am hoping you can help me, and my goal is to get a rate as low as possible.? The burden I am facing because of medical is adding stress to my health.? Please help.
Monthly net income: $ 2800

Monthly expenses: $
??Housing: $
??Insurance: $ 300
??Car expenses: $300
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	7 days
		Estimated loss*:	14.20%
Term:	36 months

Lender yield:	31.20%	Borrower rate/APR:	32.20% / 35.86%	Monthly payment:	$131.00

Lender servicing fee:	1.00%	Effective Yield*:	29.77%
		Estimated return*:	15.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1993	Debt/Income ratio:	16%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	18y 1m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,695	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	Faith-Based	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repairs and pay off some bills.
Purpose of loan:
This loan will be used to?
make auto repairs on my?car. I currently do not have a car payment but the car is in desparate need of repair and also want to pay off some small bills.
My financial situation:
I am a good candidate for this loan because ?I have a good history of paying my bills and paying them on time which is evident in my credit history. I make a good income as an auditor for a Fortune 500 company. While my wife has recently been laid off she does have access to severance pay for 16?months and has not tapped into unemployment benefits at all. My ability to repay this loan is based on several factors. We currently have over 50% equity in our home which will be paid in full in 7 years. We both have access to loans against our 401K as emergency funds if needed.
Monthly net income: $ 5,600

Monthly expenses: $
??Housing: $ 1,400.00
??Insurance: $ 375.00
??Car expenses: $ 425.00
??Utilities: $ 225.00
??Phone, cable, internet: $ 380.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 375.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	7 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$189.80

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1994	Debt/Income ratio:	6%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Truck Driver
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$1,440	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	knowledgeable-integrity2	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Expense
Purpose of loan: This loan's purpose is to pay for an upcoming surgery for my child in January. The child has to have tonsils and adenoids removed and my insurance will not cover the whole procedure. This money is also going to be used to pay off a remaining secured debt I have left to pay off so I do not have a secured debt anymore.

My financial situation:
I'm starting over my financial situation. I'm trying to rebuild my credit. I filed bankruptcy a year ago and it was discharged almost a year ago. I've slowly started to rebuild credit but I don't have?extra savings and I do not want to charge this medical expense. I'm trying to re-establish credit but most banks won't extend a loan to me yet.?I can afford this payment for this loan with paying off my secured debt.? I also will have a tax refund coming later in April which will help me pay down this loan and help me establish a better credit score for future loans.?I am trying to start my life over and this is really the only type of loan resource I can get right now so I'm hoping lenders through this organziation will give me a chance to prove my self and extend a loan to me.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 1615.17
??Insurance: $?150
??Car expenses: $?50
??Utilities: $ 170
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $ 150
??Credit cards and other loans: $?100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	7 days
		Estimated loss*:	14.20%
Term:	36 months

Lender yield:	31.20%	Borrower rate/APR:	32.20% / 35.86%	Monthly payment:	$327.49

Lender servicing fee:	1.00%	Effective Yield*:	29.77%
		Estimated return*:	15.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1998	Debt/Income ratio:	23%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 10	Length of status:	0y 11m
Amount delinquent:	$542	Total credit lines:	19	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,538	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	adaptable-return4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying into a business
Purpose of loan:
This loan will be used to?buy int a business?

My financial situation:
I am a good candidate for this loan because?
i have worked hard to pay all my bills on time the buisness i am buying into is established
Monthly net income: $
36000
Monthly expenses: $
??Housing: $ 798
??Insurance: $ 200
??Car expenses: $ 420
??Utilities: $ 125
??Phone, cable, internet: $ 125
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	7 days
		Estimated loss*:	14.20%
Term:	36 months

Lender yield:	31.20%	Borrower rate/APR:	32.20% / 35.86%	Monthly payment:	$261.99

Lender servicing fee:	1.00%	Effective Yield*:	29.77%
		Estimated return*:	15.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2008	Debt/Income ratio:	20%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$553	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	first-decisive-p2ploan	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Downpayment on new car.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I always pay on time and have a secure job.

Monthly net income: $ 1400

Monthly expenses: $
??Housing: $ 325
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	7 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$316.34

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1977	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	13y 4m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$328,545	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	capital-samurai6	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Liquidity for Silver Refining
Purpose of loan:
This loan will be used to provide liquidity while we sell our scrap silver and gold to a large precious metals processor in Ohio (Ohio Precious Metals, LLC). They take 30 days to refine, and do not pay until refining is completed. We need this loan to enable us to continue buying while we await payment. Without sufficient liquidity, we must sell a large amount of our silver purchases to a local middleman. We can net about 7% more per load by selling directly to OPM. Our goal is to eventually sell all of our scrap gold and silver to the refinery and eliminate the middleman.

My financial situation:
I am a good candidate for this loan because I have a long history of on-time payments, and because the risk involved in the use of the proceeds is very low. We lock-in our silver or gold price prior to shipment, and therefore are not exposed to changes in market price. We need more funds so that we can continue buying scrap gold and silver while we await payment from the refiner.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	HR	Listing Duration:	7 days
		Estimated loss*:	24.00%
Term:	36 months

Lender yield:	34.00%	Borrower rate/APR:	35.00% / 38.72%	Monthly payment:	$158.33

Lender servicing fee:	1.00%	Effective Yield*:	31.99%
		Estimated return*:	7.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-2000	Debt/Income ratio:	3%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	10	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$322	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	kio32	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement and Personal
Purpose of loan:
This loan will be used to purchase a new A/C and furnace for my home and also help my sister get a divorce. I am more than capable or repaying the loan and might not even need it for the full 36 months. I plan to repay early if that is allowed.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $941
??Insurance: $165
??Car expenses: $200
??Utilities: $50
??Phone, cable, internet: $100
??Food, entertainment: $150
??Clothing, household expenses $
??Credit cards and other loans: $75
??Other expenses: $79
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	7 days
		Estimated loss*:	14.20%
Term:	36 months

Lender yield:	31.20%	Borrower rate/APR:	32.20% / 35.86%	Monthly payment:	$218.33

Lender servicing fee:	1.00%	Effective Yield*:	29.77%
		Estimated return*:	15.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1970	Debt/Income ratio:	45%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 9	Length of status:	6y 4m
Amount delinquent:	$6	Total credit lines:	23	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,500	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	lava814	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down my credit cards
i plan on paying down my credit cards and having less payments a month so i can have this money in a fund to use as needed for home repairs and upkeep of vehicles and any taxes, insurance and other items that become payable during the year. i have steady employment and worked here for over 6 years but my first job lasted 32 and half years till the plant closed so i am a stable worker and do not move around i just want to get my finances in order and be able to have money as needed for day to day expenses and any unforeseen problems
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$316.34

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1999	Debt/Income ratio:	10%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	6y 11m
Amount delinquent:	$2,850	Total credit lines:	12	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,506	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	delicious-capital3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Used car investment for our family.
My wonderful life, is simply that. A small slice of life topped with a whole heaping of wonder and hope for a better day in all my tomorrows to come. Like many of of my other hard working Americans, I too was hit by the recession bug. However, I was hit late in the game at the beginning of the year when my full-time job ended with McKesson. So, I began to my short lived battle for reemployment. With my positive outlook, great skill set, and responsive determination, I was able to gain foot after foot in the door for interviews with the likes of Cox Communications, NCR, AT&T, ThyssenKrupp, GE, for full-time positions. But, no dice again and again. I continued to pump up my pride over the past several months with my dependable vow in life to "Turn [my] wounds into wisdom" for my next day's plan for job security success. Having responsibly spent through my savings in four to five months, I took on two temporary positions to tide me over financially while I interviewed for a more stable ground underneath my feet. For the past couple of months I have been unbelievably excited to have beat the talking head pundits, bad labor market reports, and general depressed state of our national conscious because of my actually having attained the elusive; strong paying, awesome benefits, great down home feel co-workers, full-time position as a contracts analyst in the finance and underwriting department of RBS WorldPay. Now, it is only a matter of me continuing to wisely budget my new found stable income to rebuild the lost months in my banking, Roth IRA, and saving account patiently, steadily, and with cheer for my blessed spirit of fortune. As for the reason I am requesting assistance for your investment in my continued success; it just so happen that this past Friday, my 18yrs old, 180,000mils, 1993, Infiniti G20 kicked the bucket amidst my plan for financial recapitalization. My transmission blew. So, with a well kept and taken car of, yet, almost 20 year old vehicle It was time my former four wheeled love to pass. The cost of the part alone would literally be 3x to 6x the total cost of my former car and thats not including labor from the mechanic. So, after diligent prayer, family counsel, and supportive friend's heartfelt advice, I will budget out a great used car for me to love and take care of for at least another half a decade. All that I as is that you may consider my life motto when ever I decide to give clothes to GoodWill, a couple of dollars to the Salvation Army workers outside my Kroger, and/or tithing in the basket, please "give what you have and not what you don't have" because karma, God, general goodwill, whomever you may have faith in, will always make up the rest of the difference for the best. Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,850.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.80%
Term:	36 months

Lender yield:	28.50%	Borrower rate/APR:	29.50% / 33.10%	Monthly payment:	$120.21

Lender servicing fee:	1.00%	Effective Yield*:	27.78%
		Estimated return*:	16.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1991	Debt/Income ratio:	28%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,722	Stated income:	$1-$24,999
Delinquencies in last 7y:	23	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	burgeoning-credit9	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all my bills & credit cd
Purpose of loan:
This loan will be used to? pay off bills

My financial situation:
I am a good candidate for this loan because?pay all my bills on time every?3rd Wensday of the month i send out?

Monthly net income: $ 1,730.00

Monthly expenses: $ 1089.00
??Housing: $ 450.00
??Insurance: $ 150.00
??Car expenses: $ 60.00
??Utilities: $ 35.16
??Phone, cable, internet: $ 139.13
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 40.00
??Credit cards and other loans: $ 90.00
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 488489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 17.07%	Monthly payment:	$519.25

Lender servicing fee:	1.00%	Effective Yield*:	13.67%
		Estimated return*:	7.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1992	Debt/Income ratio:	21%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,644	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	smart-fairness6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to extend my concrete driveway and put hardwood floors in my home

My financial situation:
I am a good candidate for this loan because my credit is of good standing and all my payments have been ontime in the last 10 years

Monthly net income: $ 4300.00 a month

Monthly expenses: $
??Housing: $ 1500.00
??Insurance: $ 163.00
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $?100
??Food, entertainment: $?150
??Clothing, household expenses $ 100
??Credit cards and other loans: $300
??Other expenses: $
Information in the Description is not verified.